                                                                     Exhibit T3F

                             CROSS-REFERENCE TABLE

of provisions of the Trust Indenture Act to the provisions of the Indenture, dated as of July 10, 2001 by and among Harnischfeger Industries, Inc. (to be renamed Joy Global Inc.), the Guarantors identified on Schedule I attached to the Indenture and BNY Midwest Trust Company, as Trustee:

ACT SECTION                                                INDENTURE SECTION
310(a)(1) ................................................        6.9
310(a)(2) ................................................        6.9
310(a)(3) ................................................        N/A
310(a)(4) ................................................        N/A
310(b) ...................................................        6.8; 6.10
310(c) ...................................................        N/A
311(a) ...................................................        6.13
311(b) ...................................................        6.13
311(c) ...................................................        N/A
312(a) ...................................................        4.1; 4.2(a)
312(b) ...................................................        4.2(b); 4.2(c)
312() ....................................................        4.2(b); 4.2(c)
313(a) ...................................................        4.4(a)
313(b)(1) ................................................        N/A
313(b)(2) ................................................        4.4(b); 4.4(e)
313(c) ...................................................        4.4(c); 4.4(e)
313(d) ...................................................        4.4(d); 4.4(e)
314(a) ...................................................        4.3
314(b) ...................................................        N/A
314(c)(1) ................................................        13.6
314(c)(2) ................................................        13.6
314(c)(3) ................................................        N/A
314(d) ...................................................        N/A
314(e) ...................................................        13.6
314(f) ...................................................        N/A
315(a) ...................................................        6.1
315(b) ...................................................        5.8
315(c) ...................................................        6.1
315(d) ...................................................        6.1
315(e) ...................................................        5.9
316(a)(1) ................................................        5.7; 13.8(b)
316(a)(2) ................................................        Omitted
316(a) last sentence .....................................        7.4
316(b) ...................................................        5.4
317(a) ...................................................        5.2
317(b) ...................................................        3.4(a)
318(a) ...................................................        13.8